UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                  SCHIMATIC Cash Transactions Network.com, Inc.
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             (Exact name of registrant as specified in its charter)

            Florida                      000-30544              88-0415947
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

             330 East Warm Springs Road
                  Las Vegas, Nevada                             89119
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      (Address of principal executive offices)               (Zip Code)

       (Registrant's telephone number, including area code): 702-361-3624

                                       n/a
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          (Former name or former address, if changed since last report)

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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
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         The following is filed as an exhibit to this report:

               SEC
Exhibit     Reference
 Number       Number          Title of Document                        Location
---------- ------------ ---------------------------------------------- ---------

Item 99.                Other Exhibits
---------- ------------ ---------------------------------------------- ---------
 99.01         99       Shareholder letter dated August 9, 2004        Attached



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                        ITEM 9. REGULATION FD DISCLOSURE

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         On August 9, 2004, SCHIMATIC Cash Transactions Network.com, Inc.
circulated a letter to shareholders, a copy of which is attached as Exhibit
99.01.

         The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

         Any statements contained in the shareholder letter that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SCHIMATIC Cash Transactions Network.com, Inc.


Date:  August 18, 2004             By /s/ David J. Simon
                                      ------------------------------------------
                                      David J. Simon, Chief Executive Officer

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